                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 8, 2001


                            SCHULER RESIDENTIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                  000-19891             99-0293125
      ----------------------------    ----------------    -------------------
      (State or other jurisdiction    (Commission File    (I.R.S. Employer
            of incorporation)             Number)         Identification No.)


       828 FORT STREET MALL, FOURTH FLOOR, HONOLULU, HAWAII          96813
       ----------------------------------------------------       ----------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (808) 521-5661
       ------------------------------------------------------------------


                               SCHULER HOMES, INC.
          ------------------------------------------------------------
          (Former name or former address if changed since last report)




Exhibit Index located on page 5.


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ITEM 5.  OTHER EVENTS.

     On May 8, 2001, Schuler Homes, Inc., formerly known as Schuler Holdings, Inc. ("Schuler Homes"), issued a news release announcing its financial results for the quarter and fiscal year ended March 31, 2001. This news release, dated May 8, 2001, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.


Number            Description
------            -----------
Exhibit 99.1      Press Release dated May 8, 2001.

Exhibit 99.2      Transcript of investor call dated May 9, 2001.

Exhibit 99.3      Slide Presentation posted on Schuler Homes' web site on May 9, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

     On May 9, 2001, Schuler Homes hosted an investor conference call to review Schuler Homes' financial results for the quarter and fiscal year ended March 31, 2001 and Schuler Homes' business outlook for the remainder of the year. The slide presentation used by Schuler Homes in connection with the investor call, and made available at Schuler Homes' web site at www.schulerhomes.com, is attached as Exhibit 99.3 to this Current Report on Form 8-K.

     Schuler Residential, Inc. (the "Company") is furnishing the text of the slide presentation pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1934. The furnishing of the slide presentation is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information includes material investor information that is not otherwise publicly available.

     Certain statements contained in the slide presentation may be "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those which are anticipated. Such factors include, but are not limited to, changes in general economic conditions, the market for homes generally and in areas where Schuler Homes has developments, the availability and cost of land suitable for residential development, materials prices, labor costs, interest rates, consumer confidence, competition, environmental factors and government regulations affecting Schuler Homes' operations. See the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and the Registration Statement and Joint Proxy Statement/Prospectus filed by Schuler Homes with the Securities and Exchange Commission in connection with the combination of Schuler Homes, the Company and Western Pacific Housing, for further discussion of these and other risks and uncertainties applicable to Schuler Homes' business.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCHULER RESIDENTIAL, INC.



                                     By:  /s/ Pamela S. Jones
                                          -------------------------------------
                                          Pamela S. Jones,
                                          Senior Vice President of Finance,
                                          Chief Financial Officer and Secretary

Dated:  May 11, 2001

                                  EXHIBIT INDEX


Number            Description
------            ------------
Exhibit 99.1      Press Release dated May 8, 2001.

Exhibit 99.2      Transcript of investor call dated May 9, 2001.

Exhibit 99.3      Slide Presentation posted on Schuler Homes' web site on May 9, 2001.



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